Exhibit 16

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Datum One Series Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints John M. Loder, Jessica L. Reece, Barbara J. Nelligan, Toni M. Bugni, and Tracy L. Dotolo, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statements on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of FPA Paramount Fund, Inc. with and into Phaeacian Global Value Fund, a series of the Trust; and

Registration Statement on Form N-14 relating to the reorganization of FPA International Value Fund, a series of FPA Funds Trust with and into Phaeacian Accent International Value Fund, a series of the Trust

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of July, 2020.

/s/ Ryan D. Burns
Ryan D. Burns
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Datum One Series Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints John M. Loder, Jessica L. Reece, Barbara J. Nelligan, Toni M. Bugni, and Tracy L. Dotolo, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statements on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of FPA Paramount Fund, Inc. with and into Phaeacian Global Value Fund, a series of the Trust; and

Registration Statement on Form N-14 relating to the reorganization of FPA International Value Fund, a series of FPA Funds Trust with and into Phaeacian Accent International Value Fund, a series of the Trust

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of July, 2020.

/s/ JoAnn S. Lilek
JoAnn S. Lilek
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Datum One Series Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints John M. Loder, Jessica L. Reece, Barbara J. Nelligan, Toni M. Bugni, and Tracy L. Dotolo, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statements on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of FPA Paramount Fund, Inc. with and into Phaeacian Global Value Fund, a series of the Trust; and

Registration Statement on Form N-14 relating to the reorganization of FPA International Value Fund, a series of FPA Funds Trust with and into Phaeacian Accent International Value Fund, a series of the Trust

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of July, 2020.

/s/ Patricia A. Weiland
Patricia A. Weiland
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Datum One Series Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints John M. Loder, Jessica L. Reece, Barbara J. Nelligan, Toni M. Bugni, and Tracy L. Dotolo, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statements on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of FPA Paramount Fund, Inc. with and into Phaeacian Global Value Fund, a series of the Trust; and

Registration Statement on Form N-14 relating to the reorganization of FPA International Value Fund, a series of FPA Funds Trust with and into Phaeacian Accent International Value Fund, a series of the Trust

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of July, 2020.

/s/ Lloyd A. Wennlund
Lloyd A. Wennlund
Trustee

POWER OF ATTORNEY

WHEREAS, the undersigned is a Trustee of Datum One Series Trust (the “Trust”).

IT IS THEREFORE RESOLVED, that the undersigned hereby constitutes and appoints John M. Loder, Jessica L. Reece, Barbara J. Nelligan, Toni M. Bugni, and Tracy L. Dotolo, and each of them singly, as attorneys for it and in its name, place and stead, and its capacity as a Trustee, to execute and file the Registration Statements on Form N-14 of the Trust described below and any amendment or amendments to said Registration Statement hereby giving and granting to said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing whatsoever requisite or necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the time doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Registration Statements:

Registration Statement on Form N-14 relating to the reorganization of FPA Paramount Fund, Inc. with and into Phaeacian Global Value Fund, a series of the Trust; and

Registration Statement on Form N-14 relating to the reorganization of FPA International Value Fund, a series of FPA Funds Trust with and into Phaeacian Accent International Value Fund, a series of the Trust

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of July, 2020.

/s/ David M. Whitaker
David M. Whitaker
Trustee